UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2005

SCIENTIFIC-ATLANTA, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-5517	58-0612397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5030 Sugarloaf Parkway, Lawrenceville, Georgia 30044

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 236-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 20, 2005, the Board of Directors of Scientific-Atlanta, Inc. appointed Sam Nunn as the Board’s lead director for a one-year term. The Board also approved an additional annual fee for the lead director of $10,000 to be paid quarterly, which is consistent with the compensation for the chair of the Audit Committee. The Board’s lead director will preside over the meetings of the non-management directors and will serve as the liaison between the non-management directors and the Chairman of the Board to ensure consistent communications in a timely manner between non-management directors and management.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2005

SCIENTIFIC-ATLANTA, INC.

By:	/s/ Julian W. Eidson
Name:	Julian W. Eidson
Title:	Senior Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Document
10.1	Non-Employee Directors Stock Option Plan.

10.2	Stock Plan for Non-Employee Directors.

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